Exhibit 99.1

LGL Systems Acquisition Corp. Announces Stockholder Approval for and Closing of Business Combination with IronNet Cybersecurity, Inc.

RENO, NV, Aug. 26, 2021 (GLOBE NEWSWIRE) — LGL Systems Acquisition Corp. (NYSE: DFNS) (“LGL” or the “Company”) today announced the results for the six proposals considered and voted upon by its stockholders at its special meeting held on August 26, 2021. LGL reported that each of the six proposals, including the proposals giving effect to the previously announced business combination between LGL and IronNet Cybersecurity, Inc. (“IronNet”), was approved. LGL also announced that it has completed its business combination with IronNet, resulting in the combined company being renamed as “IronNet, Inc.”, with its common stock and warrants to commence trading on the New York Stock Exchange on August 27, 2021 under the ticker symbols “IRNT” and “IRNT.WS”, respectively. The combined company expects to file a Form 8-K today disclosing the full voting results of the special meeting.

Additionally, the deadline for electing redemptions has passed with approximately 93% of the shares of Class A common stock being redeemed in connection with the business combination. As a result of the business combination, the combined company received gross proceeds of approximately $136.7 million, which amount includes $125.0 million received in a previously announced private placement that closed concurrently with the business combination and approximately $11.7 million from the trust account after deducting funds used to satisfy redemptions.

“Amid the backdrop of a series of U.S. presidential-level cybersecurity initiatives — including three recent Executive Orders and a high-profile summit focused on improving cyber resilience across public and private sectors— IronNet is entering the public market at a time of rapidly escalating demand for effective cyber defense,” said Marc Gabelli Chairman of LGL Systems Acquisition Corp.

About IronNet

Founded in 2014 by GEN (Ret.) Keith Alexander, IronNet Cybersecurity is a global cybersecurity leader that is transforming how organizations secure their networks by delivering the first-ever Collective Defense platform operating at scale. Employing a high number of former NSA cybersecurity operators with offensive and defensive cyber experience, IronNet integrates deep tradecraft knowledge into its industry-leading products to solve the most challenging cyber problems facing the world today.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding IronNet’s future performance and the growth of the cybersecurity market. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LGL’s or IronNet’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of the business combination; the ability to meet the NYSE’s listing standards following the consummation of the business combination; costs related to the business combination; IronNet’s ability to execute on its plans to develop and market new products and the timing of these development programs;

IronNet’s estimates of the size of the markets for its products; the rate and degree of market acceptance of IronNet’s products; the success of other competing technologies that may become available; IronNet’s ability to identify and integrate acquisitions; the performance of IronNet’s products; potential litigation involving LGL or IronNet; and general economic and market conditions impacting demand for IronNet’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” in LGL’s proxy statement/prospectus filed with the SEC pursuant to Rule 424(b)(3) on August 6, 2021, as well as documents that IronNet may file with the SEC from time to time. The proxy statement/prospectus identifies and addresses, and IronNet’s future filings may identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither LGL nor IronNet undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.